UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2020

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ACHC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 13, 2020, Acadia Healthcare Company, Inc. (the “Company”), entered into the Fourth Refinancing Facilities Amendment (the “Amendment”) to its Amended and Restated Credit Agreement, dated as of December 31, 2012, among the Company, the subsidiary guarantors party thereto, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the various lenders identified therein. The Company entered into the Amendment for the purpose of extending the maturity date of each of the existing revolving line of credit and the existing Tranche A term loan from November 30, 2021 to November 30, 2022. The Amendment was implemented by (1) replacing the prior revolving line of credit in an aggregate committed amount of $500.0 million with a new revolving line of credit in an aggregate committed amount of approximately $459.0 million and (2) replacing the prior Tranche A term loan in an aggregate outstanding principal amount of approximately $325.4 million with a new Tranche A term loan in an aggregate principal amount of approximately $318.9 million. The interest rate margin applicable to both facilities remains unchanged from the prior facilities, and the commitment fee applicable to the new revolving line of credit also remains unchanged from the prior revolving line of credit.

The foregoing is only a summary of the material terms of the Amendment and does not purport to be complete, and is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required, the information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Fourth Refinancing Facilities Amendment, dated November 13, 2020, to the Amended and Restated Credit Agreement, dated December 31, 2012 (as amended, restated or otherwise modified to date), by and among Bank of America, NA (Administrative Agent, Swing Line Lender and L/C Issuer), the Company, the guarantors listed on the signature pages thereto, and the lenders listed on the signature pages thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: November 13, 2020	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, General Counsel and Secretary